Exhibit 32.1
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002
Not Filed Pursuant to the Securities Exchange Act of 1934
     In connection with the Quarterly Report of The Men’s Wearhouse, Inc. (the “Company”) on Form 10-Q for the period ending May 5, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George Zimmer, Chief Executive Officer of the Company, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 14, 2007	By	/s/ GEORGE ZIMMER
George Zimmer
Chief Executive Officer